KALMAR POOLED INVESTMENT TRUST

(The “Trust”)

Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”)

INVESTOR CLASS SHARES (TICKER: KGSCX)

ADVISOR CLASS SHARES (TICKER: KGSAX)

INSTITUTIONAL CLASS SHARES (TICKER: KGSIX)

Supplement Dated December 9, 2016 to the Fund’s

Prospectus dated April 30, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Kalmar Investment Advisers (the “Adviser”) has announced that effective November 28, 2016, James E. Gowen, CFA joined Ford B. Draper, Jr., the Adviser’s CIO, and Dana F. Walker, CFA in the senior leadership of the Adviser’s investment team responsible for managing the Fund. Accordingly, information regarding Mr. Gowen is hereby added to the Prospectus as follows:

•	The following information is added to section entitled “Summary Section” under the heading “Portfolio Managers” on page 4 of the Prospectus:

James E. Gowen – Co-Leader of the Investment Team, Portfolio Manager and Research Analyst. Mr. Gowen has served as Co-Leader since November 28, 2016 and has been a member of the team managing the Fund since June 2013.

In the section entitled “Fund Management” on page 9 of the Prospectus:

•	The first paragraph under the heading “Portfolio Managers” is deleted and replaced in its entirety with the following paragraph:

Messrs. Draper, Gowen and Walker are the managers primarily and jointly responsible for the day-to-day management of the Fund’s portfolio. They are supported by the other members of the Adviser’s investment team of portfolio managers and analysts, which meets regularly to review portfolio holdings and discuss potential purchase and sales decisions; however, Messrs. Draper, Gowen and Walker are the co-leaders of the investment team and make the final decision regarding the purchase and sale of securities for the Fund, as they see fit, guided by the Fund’s investment objective and strategy. Their business experience is set forth below.

•	The following information is added under the heading “Portfolio Managers”:

JAMES E. GOWEN

Mr. Gowen is a Portfolio Manager and Research Analyst for the Adviser and its sister company, Kalmar Investments, Inc. He has over 29 years of experience in investment research and management. Mr. Gowen joined the Adviser and Kalmar Investments, Inc. in 2013. Since November 28, 2016, Mr. Gowen has co-managed the Fund and co-leads the firm’s investment team, along with Messrs. Draper and Walker. He is a Chartered Financial Analyst. Education: B.A., Macalester College.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

KALMAR POOLED INVESTMENT TRUST

(The “Trust”)

Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”)

INVESTOR CLASS SHARES (TICKER: KGSCX)

ADVISOR CLASS SHARES (TICKER: KGSAX)

INSTITUTIONAL CLASS SHARES (TICKER: KGSIX)

Supplement Dated December 9, 2016 to the Fund’s

Statement of Additional Information (“SAI”) dated April 30, 2016

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Kalmar Investment Advisers (the “Adviser”) has announced that effective November 28, 2016, James E. Gowen, CFA joined Ford B. Draper, Jr., the Adviser’s CIO, and Dana F. Walker, CFA in the senior leadership of the Adviser’s investment team responsible for managing the Fund. Additionally, James G. Shaw has resigned as Assistant Treasurer of the Trust and Ahmad Vakil has been appointed as Assistant Treasurer of the Trust by the Board of Trustees. Accordingly, the SAI is hereby revised as follows:

•	The section entitled “Management” on pages 11 to 14 is amended to delete information for James G. Shaw and to add the following information for Mr. Vakil:

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee for the Past 5 Years
AHMAD VAKIL 103 Bellevue Parkway Wilmington, DE 19809 Date of Birth: December 1970	Assistant Treasurer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since 2016.	Senior Director and Vice President, BNY Mellon since 2006.	N/A	N/A

In the section entitled “Service Providers” beginning on page 20 of the SAI:

•	The first paragraph under the heading “Other Accounts Managed” on page 20 is deleted and replaced in its entirety with the following paragraph:

Messrs. Draper, Gowen and Walker are the managers jointly and primarily responsible for the day-to-day management of the Fund. They are also responsible for the day-to-day management of other accounts, as indicated by the following table.

•	The following information is added under the heading “Other Accounts Managed” on page 20:

Other Accounts Managed (as of November 30, 2016):

Name of Investment Committee Members	Type of Accounts	Total # of Accounts Managed	Total Assets ($ millions)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($ millions)
James E. Gowen	Registered Investment Co.: Other Pooled Inv. Vehicles: Other Accounts:	2 --- 102	$1,572 --- $453	1 --- ---	$1,409 --- ---

•	The first paragraph under the heading “Disclosure of Securities Ownership” on page 21 is deleted and replaced in its entirety with the following paragraph:

The following tables indicate the dollar range of securities of the Fund beneficially owned by the Fund’s portfolio managers. The information shown for Messrs. Ford and Walker is as of December 31, 2015, the Fund’s most recent fiscal year end. The information shown for Mr. Gowen is as of November 30, 2016, the month that he became a Co-Leader of the investment team.

•	The following information is added under the heading “Disclosure of Securities Ownership” on page 21:

Disclosure of Securities Ownership (as of November 30, 2016):

Name of Fund’s Portfolio Managers	Dollar Value of Fund Shares Beneficially Owned
James E. Gowen	$10,001-$50,000

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE